                                                                    Exhibit 99

                    BOATMEN'S NATIONAL BANK OF ST. LOUIS
          MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1996-A
                    APRIL 1, 1997 THROUGH APRIL 30, 1997


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance		                              				$290,623,554.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage				                              		28.44%
    (ii)  Class A-1 Notes Balance			                         			$82,654,904.00
    (iii) Class A-1 Notes Rate					                                   	5.7525%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage		                              				41.29%
    (ii)  Class A-2 Notes Balance			                        			$120,000,000.00
    (iii) Class A-2 Notes Rate				                                     		6.35%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage		                              				26.27%
    (ii)  Class A-3 Notes Balance					                         	$76,343,707.00
    (iii) Class A-3 Notes Rate					                                     	6.75%
(E) Class B Certificates
    (i)   Class B Certificates Percentage					                          	4.00%
    (ii)  Class B Certificates Balance					                    	$11,624,943.00
    (iii) Class B Certificates Rate			                                			7.05%
(F) Servicing Fee Rate		                                             				1.00%
(G) Weighted Average Coupon (WAC)					                                  	9.53%
(H) Weighted Average Original Maturity (WAOM)					               	56.22 months
(I) Weighted Average Remaining Maturity (WAM)               						49.45	months
(J) Number of Receivables					                                         	24,919
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage				                	2.00%
    (ii)  Reserve Account Initial Deposit					                  	$5,812,471.09
    (iii) Specified Reserve Account Balance (K(iii)(c) if
          1.25% loss and delinq triggers hit - otherwise
          greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance					                      	2.00%
          (b) Percent of Remaining Pool Balance	                    					3.25%
          (c) Trigger Percent of Remaining Pool Balance					            	6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance					                              	$192,866,057.65
(B) Total Note and Certificate Pool Factor			                     			0.6636284
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance			                                   			$0.00
    (ii) Class A-1 Notes Pool Factor			                           			0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance					                         	$104,897,407.65
    (ii) Class A-2 Notes Pool Factor			                            		0.8741451
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance				                          		$76,343,707.00
    (ii) Class A-3 Notes Pool Factor	                           					1.0000000
(F) Class B Certificates
    (i)  Class B Certificates Balance						                     $11,624,943.00
    (ii) Class B Certificates Pool Factor		                      				1.0000000
(G) Reserve Account Balance					                                	$6,575,921.39
(H) Cumulative Net Losses for All Prior Periods					            	$2,156,482.50
(I) Net Loss Ratio for Second Preceding Period					                    	-0.37%
(J) Net Loss Ratio for Preceding Period				                            		1.36%
(K) Delinquency Ratio for Second Preceding Period			                  			0.61%
(L) Delinquency Ratio for Preceding Period					                         	0.64%
(M) Weighted Average Coupon (WAC)					                                  	9.51%
(N) Weighted Average Remaining Maturity (WAM) 				                40.82	months
(O) Number of Receivables 	                                        					20,121

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections					                            	$8,212,373.55
    (ii)  Not Used				                                                  		0.00
    (iii) Repurchased Loan Proceeds Related to Principal					            	0.00
    (iv) Other Refunds Related to Principal				                         		0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections				                              		1,472,139.54
    (ii)  Repurchased Loan Proceeds Related to Interest					             	0.00
(C) Weighted Average Coupon (WAC)				                                  		9.51%
(D) Weighted Average Remaining Maturity (WAM)					               	39.99	months
(E) Remaining Number of Receivables					                               	19,645
(F) Delinquent Receivables
                                     			Dollar Amount 		       # Units
                                        -------------          -------
    (i)  30-59 Days Delinquent				          3,859,902  	2.09%     	382 		1.94%
    (ii) 60-89 Days Delinquent		          		1,140,936  	0.62%     	107 		0.54%
    (iii) 90 Days or More Delinquent			      	441,796  	0.24%	      42 		0.21%
(G) Repossessions
                                    				Dollar Amount       		 # Units
                                        -------------          -------
                                          				901,331  	0.49%      	81 		0.41%

D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Account Investment Income 			                        			$31,397.91
(B) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period				                          		133,502.20
(C) Liquidated Receivables Information
    (i)   Not Used					                                                  	0.00
    (ii)  Not Used		                                                  				0.00
    (iii) Recoveries on Previously Liquidated Contracts					         	2,837.26
(D) Aggregate Net Losses for Collection Period					                	130,664.94
(E) Actual Number of Days in Interest Period					                       	30.00

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections	                                   					$1,472,139.54
(B) Not Used					                                                        	0.00
(C) Repurchased Loan Proceeds Related to Interest					                   	0.00
(D) Recoveries from Prior Month Charge Offs			 		                    	2,837.26
(E) Investment Earnings from the Reserve Account					               	31,397.91
(F) Total Interest Collections					                              	1,506,374.71

Principal:
(G) Principal Payments Received					                            	$8,212,373.55
(H) Not Used				                                                        		0.00
(I) Repurchased Loan Proceeds Related to Principal					                  	0.00
(J) Other Refunds Related to Principal	                              					0.00
(K) Total Principal Collections					                             	8,212,373.55

(L) Total Collections	                                      					$9,718,748.26

II. DISTRIBUTIONS
-----------------                                              		Per $1,000 of
                                                     					 			Original Balance
                                                              ----------------
(A) Total Interest Collections				            		$1,506,374.71
(B) Servicing Fee 				                          		$160,721.71           		0.55

Interest                                                 								Per $1,000 of
                                                              Original Balance
                                                              ----------------
(C) Class A-1 Notes Monthly Interest
   (i)   Class A-1 Notes Monthly Interest Due					     	$0.00              		0
   (ii)  Class A-1 Notes Monthly Interest Paid
         (after reserve fund draw)		                 				0.00              		0
                                                      -------
   (iii) Class A-1 Notes Monthly Interest Shortfall
         (after reserve fund draw)	                					$0.00 	             	0
(D) Class A-2 Notes Monthly Interest
   (i)   Class A-2 Notes Monthly Interest Due 				$555,082.12 	   	4.625684296
   (ii)  Class A-2 Notes Monthly Interest Paid
         (after reserve fund draw)		           				555,082.12    		4.625684296
                                                  -----------
   (iii) Class A-2 Notes Monthly Interest Shortfall
         (after reserve fund draw)	                					$0.00 	             	0
(E) Class A-3 Notes Monthly Interest
   (i)   Class A-3 Notes Monthly Interest Due 				$429,433.35 	         	5.625
   (ii)  Class A-3 Notes Monthly Interest Paid
         (after reserve fund draw)		           				429,433.35          		5.625
                                                  -----------
   (iii) Class A-3 Notes Monthly Interest Shortfall
         (after reserve fund draw)	                					$0.00              		0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly
          Interest Due                             $68,296.54 	         	5.875
    (ii)  Class B Certificates Monthly
          Interest Paid (after reserve fund draw)			68,296.54          		5.875
                                                  -----------
    (iii) Class B Certificates Monthly Interest
          Shortfall (after reserve fund draw)	     					$0.00              		0
(G) Total Note and Certificate Interest Paid
    (after reserve fund draw)		             				$1,052,812.01
(H) Excess Interest				                         		$292,840.99

Principal
(I) Total Principal Collections			           			$8,212,373.55
(J) Draw on Reserve Fund for realized losses 				 	133,502.20
(K) Total Amount Available for Principal
    Distribution 					                         	$8,345,875.75  		Per $1,000 of
                                                              Original Balance
                                                              ----------------
(L) Class A-1 Notes Monthly Principal
    (i)   Class A-1 Notes Monthly Principal Due			    			0.00              		0
    (ii)  Class A-1 Notes Monthly Principal Paid
          (after reserve fund draw)		                				0.00              		0
                                                    ---------
    (iii) Class A-1 Notes Monthly Principal Shortfall
          (after reserve fund draw)                						0.00              		0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due		8,345,875.75 	   	69.54896458
    (ii)  Class A-2 Notes Monthly Principal Paid
          (after reserve fund draw)		        				8,345,875.75    		69.54896458
                                                 ------------
    (iii) Class A-2 Notes Monthly Principal Shortfall
          (after reserve fund draw)                						0.00 	             	0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due				    		0.00 	             	0
    (ii)  Class A-3 Notes Monthly Principal Paid
          (after reserve fund draw)		                				0.00              		0
                                                   ----------
    (iii) Class A-3 Notes Monthly Principal Shortfall
          (after reserve fund draw)                						0.00 	             	0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due					0.00 	             	0
    (ii)  Class B Certificates Monthly Principal Paid
          (after reserve fund draw)	                					0.00 	             	0
                                                   ----------
    (iii) Class B Certificates Monthly Principal Shortfall
          (after reserve fund draw)			                			0.00 	             	0
(P) Total Note and Certificate Principal Paid				8,345,875.75
(Q) Total Distributions					                    	9,559,409.47
(R) Excess Servicing Releases from Reserve
    Account to Servicer				                      		467,113.31
(S) Amount of Draw from Reserve Account				      		133,502.20
(T) Draw from Reserve Account plus Total
    Available Amount					                       	9,852,250.46

III. POOL BALANCES AND PORTFOLIO INFORMATION
--------------------------------------------
                                               		Beginning          		End
                                               		of Period	      	of Period
                                             ---------------   ---------------
(A) Balances and Principal Factors
    (i)    Total Portfolio Balance			       	$192,866,057.65 		$184,520,181.90
    (ii)   Total Note  and  Certificate
           Pool Factor		                         		0.6636284       		0.6349113
    (iii)  Class A-1 Notes Balance				                  0.00            		0.00
    (iv)   Class A-1 Notes Pool Factor	         			0.0000000       		0.0000000
    (v)    Class A-2 Notes Balance			        	104,897,407.65   		96,551,531.90
    (vi)   Class A-2 Notes Pool Factor		         		0.8741451 	      	0.8045961
    (vii)  Class A-3 Notes Balance				         76,343,707.00   		76,343,707.00
    (viii) Class A-3 Notes Pool Factor			         	1.0000000       		1.0000000
    (ix)   Class B Certificates Balance		    		11,624,943.00   		11,624,943.00
    (x)    Class B Certificate Pool Factor			     	1.0000000       		1.0000000
(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)		            		9.51%	           	9.51%
    (ii)  Weighted Average Remaining
          Maturity (WAM)                      	40.82 	months   	39.99 		months
    (iii) Remaining Number of Receivables			         	20,121          		19,645
    (iv)  Portfolio Receivable Balance		   		$192,866,057.65 		$184,520,181.90

IV. RECONCILIATION OF RESERVE ACCOUNT
-------------------------------------
(A) Beginning Reserve Account Balance							                    	$6,575,921.39
(B) Draw for Realized losses							                                	133,502.20
(C) Draw for Servicing Fee				                                        				0.00
(D) Draw for Class A-1 Notes Interest Amount							                      	0.00
(E) Draw for Class A-2 Notes Interest Amount							                      	0.00
(F) Draw for Class A-3 Notes Interest Amount							                      	0.00
(G) Draw for Class B Certificates Interest Amount							                 	0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates								133,502.20
(I) Excess Interest						                                         		292,840.99
(J) Reserve Account Balance Prior to Release							              	6,735,260.18

(K) Reserve Account Required Amount							                       	6,268,146.87

(L) Final Reserve Account Required Amount							                 	6,268,146.87

(M) Reserve Account Release to Servicer							                     	467,113.31

(N) Ending Reserve Account Balance							                        	6,268,146.87

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Aggregate Net Losses before Liquidation Proceeds and
    Recoveries for Collection Period						                       		$133,502.20
(B) Liquidated Contracts
    (i)   Not Used						                                                		0.00
    (ii)  Not Used							                                                	0.00
    (iii) Recoveries on Previously Liquidated Contracts					       			2,837.26
(C) Aggregate Net Losses for Collection Period							              	130,664.94
(D) Net Loss Ratio for Collection Period (annualized)						            		0.83%
(E) Cumulative Net Losses for all Periods							                 	2,287,147.44
(F) Delinquent Receivables
                                    				Dollar Amount 	       	# Units
                                        -------------          -------
    (i)   30-59 Days Delinquent	         			3,859,902  	2.09%	     382	 	1.94%
    (ii)  60-89 Days Delinquent			         	1,140,936  	0.62%     	107 		0.54%
    (iii) 90 Days or More Delinquent			      	441,796  	0.24%	      42 		0.21%

(G) Repossessions
                                    				Dollar Amount        	 # Units
                                        -------------          -------
                                          				901,331  	0.49%      	81 		0.41%

VI. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
-----------------------------------------------------------

(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period							                      	-0.37%
    (ii) Preceding Collection Period					                             			1.36%
    (iii) Current Collection Period						                              		0.83%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.61%
(B) Ratio of Balance of Contracts Delinquent 60 Days or More to
    the Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period							                       	0.61%
    (ii) Preceding Collection Period						                             		0.64%
    (iii) Current Collection Period						                              		0.86%
    (iv) Three Month Average (Avg(i,ii,iii))							                     	0.70%

(C) Loss and Delinquency Trigger Indicator							         	Trigger was not hit







The undersigned officers of The Boatmen's National Bank of St. Louis, as
servicer, pursuant to the Sale and Servicing Agreement	hereby certify to the
best of their knowledge and belief that the above information is true and correct.


/s/ Carolyn F. Geiger           /s/ Leslie J. Fitzpatrick
----------------------				      -------------------------
Carolyn F. Geiger         				 	Leslie J. Fitzpatrick
Vice President 				            	Senior Vice President
